UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2006
Parallel Petroleum Corporation

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-13305	75-1971716

(Commission file number)	(IRS employer identification number)

1004 N. Big Spring, Suite 400, Midland, Texas	79701

(Address of principal executive offices)	(Zip code)
(432) 684-3727

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On August 10, 2006, Parallel Petroleum Corporation (“Parallel”) entered into an Underwriting Agreement with Jefferies & Company, Inc. (the “Underwriting Agreement”), with respect to the issue and sale by Parallel of 2,500,000 shares of common stock, par value $0.01 per share.
The Underwriting Agreement provides for the sale of 2,500,000 shares of common stock at a per share price to the underwriter of $24.20, and an initial per share public offering price by the underwriter of $25.25.
The offering is being made pursuant to an existing and effective shelf registration statement filed on Form S-3 (File No. 333-119725) with the Securities and Exchange Commission, as supplemented by the Prospectus Supplement dated August 10, 2006 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The Underwriting Agreement is being filed as Exhibit 1.1 to this Current Report on Form 8-K.
Item 8.01. Other Events
The opinion of Lynch, Chappell & Alsup, P.C. regarding the validity of the common stock issued pursuant to the offering of shares of common stock described in Item 1.01 is filed as Exhibit 5.1 hereto.
Attached as Exhibit 23.1 is the consent of Cawley, Gillespie & Associates, Inc. to the incorporation by reference from its reports dated March 10, 2006 and July 19, 2006 on the evaluation of the oil and gas reserves attributable to the interests of Parallel in certain oil and gas properties as of December 31, 2005 and June 30, 2006, respectively, into Parallel’s registration statement on Form S-3 (Registration No. 333-119725) and the prospectus supplement forming a part of such registration statement.
Attached as Exhibit 23.2 is the consent of BDO Seidman, LLP to the incorporation by reference from (i) its report dated March 10, 2006, relating to the consolidated financial statements of Parallel and the effectiveness of Parallel’s internal control over financial reporting included in Parallel’s Annual Report on Form 10-K for the year ended December 31, 2005, (ii) its report dated March 24, 2006, relating to the Combined Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Purchased from Lynx Production Company, Inc. and Nine Other Sellers for the years ended December 31, 2005 and 2004, included in Parallel’s Amendment to Current Report on Form 8-K/A dated January 12, 2006 filed with the Securities and Exchange Commission on or about March 30, 2006, and (iii) its report dated May 31, 2006, relating to the Combined Statements of Revenues and Direct Operating Expenses of the Oil and Natural Gas Properties Purchased in the Barnett Shale Gas Project for the year ended December 31, 2005, included in Parallel’s Amendment to Current Report on Form 8-K/A dated March 29, 2006 filed with the Securities and Exchange Commission on or about June 13, 2006, into Parallel’s registration statement on Form S-3 (Registration No. 333-119725) and the prospectus supplement forming a part of such registration statement.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated August 10, 2006.

5.1	Opinion of Lynch, Chappell & Alsup, P.C. dated August 10, 2006.

23.1	Consent of Cawley, Gillespie & Associates, Inc. dated August 10, 2006.

23.2	Consent of BDO Seidman, LLP dated August 10, 2006.

23.3	Consent of Lynch, Chappell & Alsup, P.C. (included in its opinion filed as Exhibit 5.1).
* * * * *

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLEL PETROLEUM CORPORATION
Date: August 11, 2006
By:	/s/ Larry C. Oldham
Larry C. Oldham, President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated August 10, 2006.

5.1	Opinion of Lynch, Chappell & Alsup dated August 10, 2006.

23.1	Consent of Cawley, Gillespie & Associates, Inc. dated August 10, 2006.

23.2	Consent of BDO Seidman, LLP dated August 10, 2006.

23.3	Consent of Lynch, Chappell & Alsup, P.C. (included in its opinion filed as Exhibit 5.1).